EXHIBIT 5.2

[Letterhead of Richards, Layton & Finger, P.A.]

December 19, 2012

To Each of the Persons Listed

  on Schedule A Attached Hereto

Re:	Registration Statement on Form F-4

Ladies and Gentlemen:

We have acted as special Delaware counsel for each of the Delaware limited liability companies listed on Schedule B attached hereto (each, an “LLC” and collectively, the “LLCs”) and each of the Delaware limited partnerships listed on Schedule C attached hereto (each, a “Partnership” and jointly the “Partnerships”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, we have examined executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

(a) Each of the documents listed on Schedule D attached hereto (collectively, the “LLC Certificates”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”);

(b) Each of the documents listed on Schedule E attached hereto (each, an “LLC Agreement” and collectively, the “LLC Agreements”);

(c) Each of the documents listed on Schedule F attached hereto (collectively, the “LP Certificates”), as filed in the office of the Secretary of State;

(d) Each of the documents listed on Schedule G attached hereto (each, a “Partnership Agreement” and collectively, the “Partnership Agreements”);

(e) Resolutions adopted by the unanimous written consent of the sole member, the sole member and manager or the sole member or members and the board of directors, as applicable, of each of the LLCs, each dated August 31, 2012, September 3, 2012, September 14, 2012, September 24, 2012, November 5, 2012 or December 13, 2012 (collectively, the “Initial LLC Resolutions”);

(f) Resolutions adopted by the unanimous written consent of the transaction committee of the board of directors of each of the Board-Managed LLCs (as defined in Schedule D attached hereto), each dated September 24, 2012 (collectively, the “Transaction Committee Resolutions”);

To Each of the Persons Listed

  on Schedule A Attached Hereto

December 19, 2012

(g) Resolutions adopted by the unanimous written consent of the partners of each of the Partnerships, each dated September 24, 2012 (collectively, the “LP Resolutions”);

(h) The Senior Secured Notes Indenture, dated as of September 28, 2012 (the “Indenture”), among the Companies (as defined below), the other Senior Secured Note Guarantors (as defined therein) party thereto, Reynolds Group Issuer Inc., a Delaware corporation (“Issuer Inc.”), Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Lux Issuer”), The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent (the “Trustee”), The Bank of New York Mellon, London Branch, as paying agent, and Wilmington Trust (London) Limited, as additional collateral agent (the “Additional Collateral Agent”), in respect of $3,250,000,000 aggregate principal amount of 5.750% senior secured notes due 2020;

(i) The First Senior Secured Notes Supplemental Indenture to the Indenture, dated as of November 7, 2012 (the “First Supplemental Indenture”), among Issuer LLC, Issuer Inc., the Lux Issuer, Beverage Packaging Holdings (Luxembourg) I S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (“BP I”), certain note guarantors listed on the signature pages thereto, the Trustee and the Additional Collateral Agent;

(j) The Second Senior Secured Notes Supplemental Indenture to the Indenture, dated as of December 14, 2012 (the “Second Supplemental Indenture”), among Issuer LLC (as defined in Schedule D attached hereto), Issuer Inc., the Lux Issuer, BP I, Beverage Packaging Holdings (Luxembourg) V S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg, the Trustee and the Additional Collateral Agent;

(k) Certificates of an officer of each of the Companies (as defined below), each dated December 19, 2012 (collectively, the “Officer’s Certificates”), as to certain matters; and

(l) A Certificate of Good Standing for each of the Companies (as defined below), each dated December 18, 2012, obtained from the Secretary of State.

The LLCs and the Partnerships are referred to herein collectively as the “Companies.” The Initial LLC Resolutions and the Transaction Committee Resolutions are hereinafter referred to collectively as the “LLC Resolutions.” The Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are hereinafter referred to collectively as the “Transaction Documents.”

To Each of the Persons Listed

  on Schedule A Attached Hereto

December 19, 2012

This opinion is based upon our review of the documents listed in paragraphs (a) through (l) above and we have not reviewed any document (other than the documents listed in paragraphs (a) through (l) above) that is referred to in or incorporated by reference into any document reviewed by us. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, (iii) all documents submitted to us as copies conform with the original copies of those documents, and (iv) the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions expressed herein.

For purposes of this opinion, we have assumed (i) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (ii) that at all times since the formation of each of Mexico Holdings and CSI Mexico (each as defined in Schedule D attached hereto) until February 29, 2008, there has been at least one member of such LLC, (iii) that at all times since the formation of GPACSUB (as defined in Schedule D attached hereto) until August 19, 2011, there has been at least one member of such LLC, (iv) that at all times since the formation of each of the Partnerships until September 6, 2011, there has been at least one limited partner and one general partner of such Partnership who were different persons or entities, (v) except to the extent provided in paragraphs 1 and 6 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (vi) the legal capacity of natural persons who are signatories to the documents examined by us, (vii) except to the extent provided in paragraphs 2 and 7 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, and (viii) except to the extent provided in paragraphs 3, 4, 8 and 9 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us. We have not participated in the preparation of any offering material relating to any of the Companies and assume no responsibility for the contents of any such material.

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

To Each of the Persons Listed

  on Schedule A Attached Hereto

December 19, 2012

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. Each of the LLCs has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “LLC Act”).

2. Each of the LLCs has all necessary limited liability company power and authority under the LLC Act and under its LLC Agreement to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.

3. The execution and delivery by each of the LLCs of the Transaction Documents to which it is a party, and the performance by each of the LLCs of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of such LLC under the LLC Act and under its LLC Agreement.

4. Each of the LLCs has duly executed and delivered the Transaction Documents to which it is a party under the LLC Act and under its LLC Agreement.

5. The execution, delivery and performance by each of the LLCs of the Transaction Documents to which it is a party do not violate (i) its LLC Agreement, or (ii) the LLC Act.

6. Each of the Partnerships has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101, et seq.) (the “LP Act”).

7. Each of the Partnerships has all necessary partnership power and authority under the LP Act and under its Partnership Agreement to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.

8. The execution and delivery by each of the Partnerships of the Transaction Documents to which it is a party, and the performance by each of the Partnerships of its obligations thereunder, have been duly authorized by all necessary partnership action on the part of such Partnership under the LP Act and under its Partnership Agreement.

9. Each of the Partnerships has duly executed and delivered the Transaction Documents to which it is a party under the LP Act and under its Partnership Agreement.

10. The execution, delivery and performance by each of the Partnerships of the Transaction Documents to which it is a party do not violate (i) its Partnership Agreement, or (ii) the LP Act.

To Each of the Persons Listed

  on Schedule A Attached Hereto

December 19, 2012

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A. We note that notwithstanding any covenants to the contrary contained in the Transaction Documents (i) a member or manager of any of the LLCs has the right or power to apply to or petition a court to decree a dissolution of such LLC pursuant to Section 18-802 of the LLC Act, and (ii) a partner of either of the Partnerships has the right or power to apply to or petition a court to decree a dissolution of such Partnership pursuant to Section 17-802 of the LP Act.

B. The opinions expressed in paragraphs 4 and 9 above are based upon our review of the LLC Agreements, the Partnership Agreements, the LLC Resolutions, the LP Resolutions, the Officer’s Certificates and counterpart signature pages to the Transaction Documents.

C. We have assumed that (i) at all times since the formation of GPLC (as defined in Schedule F attached hereto) until February 1, 2004, GPLC (A) was governed by a written partnership agreement, and (B) did not dissolve pursuant to its partnership agreement or by operation of law, (ii) any assignment or transfer of partnership interests in GPLC to an assignee, and the admission of such assignee as a partner of GPLC, were accomplished in accordance with, and were permitted by, the partnership agreement of GPLC as in effect at the time of such assignment or admission, and that GPLC was continued without dissolution, (iii) any assignment or transfer of partnership interests in GPCLP (as defined in Schedule F attached hereto) to an assignee, and the admission of such assignee as a partner of GPCLP, were accomplished in accordance with, and were permitted by, the partnership agreement of GPCLP as in effect at the time of such assignment or admission, and that GPCLP was continued without dissolution, and (iv) GPCLP executed the LLC Agreement of GPC Sub (as defined in Schedule D attached hereto) and is listed on Schedule A thereto.

D. We note that a certificate of conversion of Pactiv Management Company (formerly known as Tenneco Management Company), a Delaware corporation (“Management Corporation”), was filed in the office of the Secretary of State simultaneously with the filing of the Management LLC Certificate (as defined in Schedule D attached hereto). In rendering the opinions set forth above, we express no opinion as to the conversion of Management Corporation to Management LLC (as defined in Schedule D attached hereto) or the effect thereof. In addition, we have assumed that since the formation of Management LLC until November 16, 2010, the bylaws of Management Corporation constituted the limited liability company agreement (within the meaning of the LLC Act) of Management LLC and that the references to “stockholders,” “corporation,” “directors” and “Board of Directors” therein were references to the members, directors and the board of directors of Management LLC or to Management LLC, as applicable.

To Each of the Persons Listed

  on Schedule A Attached Hereto

December 19, 2012

We understand that you, and the holders of the Notes (as defined below), will rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein. In addition, we understand that Debevoise & Plimpton LLP (“Debevoise”) will rely as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof relating to the Companies. In connection with the foregoing, we hereby consent to your, the holders’ of the Notes (as defined below) and Debevoise’s relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. In addition, we consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form F-4, with registration number 333-185285 (the “Registration Statement”), relating to the offer to exchange $3,250,000,000 Outstanding 5.750% Senior Secured Notes of Issuer Inc., Issuer LLC and the Lux Issuer due 2020 and related guarantees for $3,250,000,000 Registered 5.750% Senior Secured Notes of Issuer Inc., Issuer LLC and the Lux Issuer due 2020 (collectively, the “Notes”) and related guarantees, as proposed to be filed by Issuer Inc., Issuer LLC and the Lux Issuer with the Securities and Exchange Commission on or about the date hereof. Furthermore, we consent to the use of our name under the heading “Validity of the Securities” in the Prospectus attached to the Registration Statement. In giving the foregoing consents, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

SXL/MYK/AWS

Schedule A

Reynolds Group Issuer Inc.

Reynolds Group Issuer (Luxembourg) S.A.

Reynolds Group Issuer LLC

Schedule B

LLCs

Reynolds Group Issuer LLC

Closure Systems Mexico Holdings LLC

CSI Mexico LLC

Pactiv Management Company LLC

Reynolds Consumer Products Holdings LLC

SIG Holding USA, LLC

Pactiv LLC

BCP/Graham Holdings L.L.C.

GPC Holdings LLC

GPACSUB LLC

GPC Opco GP LLC

GPC Sub GP LLC

Graham Packaging LP Acquisition LLC

Graham Packaging GP Acquisition LLC

Schedule C

Partnerships

Graham Packaging Company, L.P.

Graham Packaging LC, L.P.

Schedule D

LLC Certificates

1. The Certificate of Formation of Reynolds Group Issuer LLC, a Delaware limited liability company (“Issuer LLC”), dated as of September 16, 2009, as filed in the office of the Secretary of State on September 17, 2009, together with the Certificate of Merger, dated as of November 5, 2009, as filed in the office of the Secretary of State on November 5, 2009, together with the Certificate of Merger, dated November 16, 2010, as filed in the office of the Secretary of State on November 16, 2010, and together with the Certificate of Merger, dated September 8, 2011, as filed in the office of the Secretary of State on September 8, 2011.

2. The Certificate of Formation of Closure Systems Mexico Holdings LLC, a Delaware limited liability company (“Mexico Holdings”), dated November 30, 2007, as filed in the office of the Secretary of State on November 30, 2007, as amended by the Certificate of Amendment to Certificate of Formation of Mexico Holdings, dated February 3, 2009, as filed in the office of the Secretary of State on February 5, 2009.

3. The Certificate of Formation of CSI MEXICO LLC, a Delaware limited liability company (“CSI Mexico”), dated November 30, 2007, as filed in the office of the Secretary of State on November 30, 2007, as amended by the Certificate of Amendment to Certificate of Formation of CSI Mexico, dated February 3, 2009, as filed in the office of the Secretary of State on February 5, 2009.

4. The Certificate of Formation of Pactiv Management Company LLC, a Delaware limited liability company (“Management LLC” and, together with Mexico Holdings and CSI Mexico, the “Board-Managed LLCs”), dated December 20, 2002 (the “Management LLC Certificate”), as filed in the office of the Secretary of State on December 30, 2002.

5. The Certificate of Incorporation of Reynolds Consumer Products Holdings LLC (formerly known as Reynolds Consumer Products Holdings, Inc.), a Delaware limited liability company (“RCPH”), dated January 11, 2008, as filed in the office of the Secretary of State on January 11, 2008, as amended by the Certificate of Amendment of Certificate of Incorporation of RCPH, dated February 15, 2008, as filed in the office of the Secretary of State on February 15, 2008, together with the Certificate of Change of Location of Registered Office and of Registered Agent, dated February 3, 2009, as filed in the office of the Secretary of State on February 5, 2009, as amended by the Certificate of Conversion of RCPH, dated as of December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011, and as further amended by the Certificate of Formation of RCPH, dated December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011.

6. The Certificate of Incorporation of SIG Holding USA, LLC (formerly known as SIG Holding USA, Inc.), a Delaware limited liability company (“SIG Holding”), dated December 19, 1980, as filed in the office of the Secretary of State on December 19, 1980, together with the Certificate of Ownership and Merger, effective January 1, 1985, as filed in the office of the Secretary of State on December 31, 1984, together with the Certificate of Ownership and Merger, dated April 10, 2007, as filed in the office of the Secretary of State on April 13, 2007, as amended and restated by the Amended and Restated Certificate of Incorporation of SIG Holding, dated November 1, 2007, as filed in the office of the Secretary of

State on November 1, 2007, as amended by the Certificate of Conversion of SIG Holding, dated as of December 20, 2011, as filed in the office of the Secretary of State on December 20, 2011, and as further amended by the Certificate of Formation of SIG Holding, dated December 20, 2011, as filed in the office of the Secretary of State on December 20, 2011.

7. The Certificate of Incorporation of Pactiv LLC (formerly known as PKG Corporation, Packaging Corporation of America, Tenneco Packaging Inc. and Pactiv Corporation), a Delaware limited liability company (“Pactiv”), dated April 19, 1965, as filed in the office of the Secretary of State on April 19, 1965, as amended by the Certificate of Amendment of Certificate of Incorporation of Pactiv, dated June 8, 1965, as filed in the office of the Secretary of State on June 8, 1965, as supplemented by the Certificate of Ownership and Merger, dated April 20, 1967, as filed in the office of the Secretary of State on April 26, 1967, as further supplemented by the Certificate of Ownership and Merger, dated December 11, 1967, as filed in the office of the Secretary of State on December 22, 1967, as further supplemented by the Certificate of Ownership and Merger, dated December 30, 1970, as filed in the office of the Secretary of State on December 31, 1970, as further supplemented by the Certificate of Ownership and Merger, dated January 4, 1971, as filed in the office of the Secretary of State on January 4, 1971, as further supplemented by the Certificate of Ownership and Merger, dated March 26, 1973, as filed in the office of the Secretary of State on April 9, 1973, as further supplemented by the Certificate of Ownership and Merger, dated December 31, 1975, as filed in the office of the Secretary of State on December 31, 1975, as further supplemented by the Certificate of Ownership and Merger, dated December 28, 1981, as filed in the office of the Secretary of State on December 29, 1981, as further supplemented by the Certificate of Ownership and Merger, dated November 11, 1985, as filed in the office of the Secretary of State on December 11, 1985, as further supplemented by the Certificate of Ownership and Merger, dated November 1, 1986, as filed in the office of the Secretary of State on December 16, 1986, as further supplemented by the Certificate of Ownership and Merger, dated December 8, 1986, as filed in the office of the Secretary of State on December 31, 1986, as further supplemented by the Certificate of Ownership and Merger, dated December 8, 1986, as filed in the office of the Secretary of State on December 31, 1986, as further supplemented by the Certificate of Ownership and Merger, dated December 8, 1986, as filed in the office of the Secretary of State on December 31, 1986, as further supplemented by the Certificate of Ownership and Merger, dated January 1, 1987, as filed in the office of the Secretary of State on February 3, 1987, as further supplemented by the Certificate of Ownership and Merger, dated December 7, 1987, as filed in the office of the Secretary of State on December 31, 1987, as further supplemented by the Certificate of Ownership and Merger, dated May 16, 1988, as filed in the office of the Secretary of State on May 31, 1988, as further supplemented by the Certificate of Ownership and Merger, dated May 16, 1988, as filed in the office of the Secretary of State on June 30, 1988, as further supplemented by the Certificate of Ownership and Merger, dated July 8, 1988, as filed in the office of the Secretary of State on August 3, 1988, as further supplemented by the Certificate of Ownership and Merger, dated August 18, 1988, as filed in the office of the Secretary of State on September 30, 1988, as further supplemented by the Certificate of Ownership and Merger, dated September 7, 1988, as filed in the office of the Secretary of State on September 30, 1988, as further supplemented by the Certificate of Ownership and Merger, dated as of November 4, 1992, as filed in the office of the Secretary of State on November 25, 1992, as further amended by the Certificate of Amendment of Certificate of Incorporation of Pactiv, dated August 31, 1995, as filed in the office of the Secretary of State on November 2, 1995, as further supplemented by the Certificate of Ownership and Merger, dated as of June 12, 1997, as filed in the office of the Secretary of State on June 18, 1997, as further supplemented by the Certificate of Merger, dated as of October 29, 1999, as filed in the office of the Secretary of State on October 29, 1999, as amended and restated by the Restated Certificate of Incorporation of Pactiv, dated November 4, 1999, as filed in the office of the Secretary of State on November 4, 1999, as further amended by the Certificate of Amendment of Restated Certificate of Incorporation of Pactiv, dated November 4, 1999, as filed in the office of the Secretary of State on November 4, 1999, as further supplemented by the Certificate of Designation of Series A Junior Participating Preferred Stock of Pactiv, dated November 4, 1999, as filed in the office of the Secretary of State on November 4, 1999, as further supplemented by the Certificate of Ownership, dated October 25, 2001, as filed in the office of the Secretary of State on October 29, 2001, as further supplemented by the Certificate of Ownership and Merger, dated March 21, 2003, as filed in the office of the Secretary of State on March 27, 2003, and as further supplemented by the Certificate of Merger, dated as of November 16, 2010, as filed in the office of the Secretary of State on November 16, 2010, as further amended by the Certificate of Conversion of Pactiv, dated as of December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011, as further amended by the Certificate of Formation of Pactiv, dated December 14, 2011, as filed in the office of the Secretary of State on December 14, 2011, as further amended by the Certificate of Merger, dated July 30, 2012, as filed in the office of the Secretary of State on July 30, 2012, as further amended by the Certificate of Merger, dated October 1, 2012, as filed in the office of the Secretary of State on October 1, 2012, and as further amended by the Certificate of Merger, dated November 8, 2012, as filed in the office of the Secretary of State on November 8, 2012.

8. The Certificate of Formation of BCP/Graham Holdings L.L.C., a Delaware limited liability company (“BCP”), dated December 12, 1997, as filed in the office of the Secretary of State on December 12, 1997, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of BCP, as filed in the office of the Secretary of State on May 7, 2012.

9. The Certificate of Formation of GPC Holdings LLC, a Delaware limited liability company (“GPC”), dated July 13, 2011, as filed in the office of the Secretary of State on July 13, 2011, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPC, as filed in the office of the Secretary of State on May 7, 2012.

10. The Certificate of Formation of GPACSUB LLC, a Delaware limited liability company (“GPACSUB”), dated August 28, 2007, as filed in the office of the Secretary of State on August 28, 2007, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPACSUB, as filed in the office of the Secretary of State on May 7, 2012.

11. The Certificate of Formation of GPC Opco GP LLC, a Delaware limited liability company (“GPC Opco”), dated January 5, 1998, as filed in the office of the Secretary of State on January 5, 1998, as amended by the Certificate of Amendment of GPC Opco, dated December 22, 1999, as filed in the office of the Secretary of State on January 3, 2000, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPC Opco, as filed in the office of the Secretary of State on May 7, 2012.

12. The Certificate of Formation of GPC Sub GP LLC, a Delaware limited liability company (“GPC Sub”), dated January 5, 1998, as filed in the office of the Secretary of State on January 5, 1998, as restored by the Certificate to Restore to Good Standing of GPC Sub,

dated June 23, 1999, as filed in the office of the Secretary of State on June 24, 1999, as amended by the Certificate of Amendment of GPC Sub, dated January 17, 2000, as filed in the office of the Secretary of State on March 28, 2000, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPC Sub, as filed in the office of the Secretary of State on May 7, 2012.

13. The Certificate of Formation of Graham Packaging LP Acquisition LLC, a Delaware limited liability company (“LP Acquisition”), dated August 31, 2010, as filed in the office of the Secretary of State on August 31, 2010, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of LP Acquisition, as filed in the office of the Secretary of State on May 7, 2012.

14. The Certificate of Formation of Graham Packaging GP Acquisition LLC, a Delaware limited liability company (“GP Acquisition”), dated August 31, 2010, as filed in the office of the Secretary of State on August 31, 2010, together with the Certificate of Ownership and Merger, dated October 1, 2010, as filed in the office of the Secretary of State on November 12, 2010, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GP Acquisition, as filed in the office of the Secretary of State on May 7, 2012.

Schedule E

LLC Agreements

1. The Limited Liability Company Agreement of Issuer LLC, dated as of October 8, 2009, entered into by Reynolds Group Holdings Inc., as sole member.

2. The Limited Liability Company Agreement of Mexico Holdings, dated as of November 30, 2007, entered into by Alcoa International Holdings Company (“AIHC”), as sole member, together with the LLC Interest Transfer Agreement, dated as of February 29, 2008, between AIHC, as transferor, and Closure Systems International B.V. (“Closure B.V.”), as transferee, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Mexico Holdings, dated as of February 29, 2008, entered into by Closure B.V., as sole member.

3. The Limited Liability Company Agreement of CSI Mexico, dated as of November 30, 2007, entered into by Alcoa Securities Corporation (“ASC”), as sole member, together with the LLC Interest Transfer Agreement, dated as of February 29, 2008, between ASC, as transferor, and Closure B.V., as transferee, as amended and restated by the Amended and Restated Limited Liability Company Agreement of CSI Mexico, dated as of February 29, 2008, entered into by Closure B.V., as sole member.

4. The Limited Liability Company Agreement of Management LLC, dated as of November 16, 2010, entered into by Pactiv, as sole member.

5. The Limited Liability Company Agreement of RCPH, dated as of December 31, 2011, entered into by RenPac Holdings Inc., a Delaware corporation (“RenPac”), as sole member.

6. The Limited Liability Company Agreement of SIG Holding, dated as of December 31, 2011, entered into by Reynolds Group Holdings Inc., a Delaware corporation, as sole member.

7. The Limited Liability Company Agreement of Pactiv, dated as of December 31, 2011, entered into by RenPac, as sole member.

8. The Limited Liability Company Agreement of BCP, dated as of December 12, 1997, made by Graham Packaging Company Inc. (formerly known as BMP/Graham Holdings Corporation), a Delaware corporation (“Graham Packaging”), as sole member.

9. The Limited Liability Company Agreement of GPC, dated as of July 13, 2011, made by Graham Packaging, as sole member.

10. The Limited Liability Company Agreement of GPACSUB, dated as of September 27, 2007, entered into by Graham Packaging Acquisition Corp., a Delaware corporation (“Acquisition Corp.”), as sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of GPACSUB, dated as of August 19, 2011, entered into by Graham Packaging Plastic Products Inc., a Delaware corporation (“Plastic Products”), as sole member, as amended by the Acknowledgment of Assignment of Limited

Liability Company Interest and Amendment to Amended and Restated Limited Liability Company Agreement of GPACSUB, dated as of September 6, 2011, entered into by Acquisition Corp. and Plastic Products.

11. The Limited Liability Company Agreement of GPC Opco, dated as of January 5, 1998, entered into by GPHC, as sole member.

12. The Limited Liability Company Agreement of GPC Sub, dated as of January 5, 1998, entered into by GPCLP (as defined in Schedule F attached hereto), as sole member.

13. The Limited Liability Company Agreement of LP Acquisition, dated as of August 31, 2010, entered into by Graham Packaging PET Technologies Inc. (“PET Technologies”), as sole member.

14. The Limited Liability Company Agreement of GP Acquisition, dated as of August 31, 2010, entered into by PET Technologies, as sole member.

Schedule F

LP Certificates

1. The Certificate of Limited Partnership of Graham Packaging Company, L.P. (formerly known as Graham Packaging Holdings I, L.P.), a Delaware limited partnership (“GPCLP”), dated September 20, 1994, as filed in the office of the Secretary of State on September 21, 1994, as restored by the Certificate To Restore To Good Standing, as filed in the office of the Secretary of State on November 18, 1996, as amended by the Certificate of Amendment to Certificate of Limited Partnership of GPCLP, dated as of February 2, 1998, as filed in the office of the Secretary of State on February 2, 1998, as further amended by the Certificate of Merger, dated December 12, 2002, as filed in the office of the Secretary of State on December 24, 2002, as amended and restated by the Amended and Restated Certificate of Limited Partnership of GPCLP, dated as of September 6, 2011, as filed in the office of the Secretary of State on September 6, 2011, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPCLP, as filed in the office of the Secretary of State on May 7, 2012, and as supplemented by the Certificate of Merger, dated as of December 19, 2012, as filed in the office of the Secretary of State on December 19, 2012.

2. The Certificate of Limited Partnership of Graham Packaging LC, L.P. (formerly known as Liquid Container L.P.), a Delaware limited partnership (“GPLC”), dated as of November 2, 1990, as filed in the office of the Secretary of State on November 2, 1990, as amended by the Certificate of Amendment to Certificate of Limited Partnership of GPLC, dated December 21, 1990, as filed in the office of the Secretary of State on January 10, 1991, as further amended by the First Certificate of Amendment to Certificate of Limited Partnership of GPLC, dated as of July 11, 1995, as filed in the office of the Secretary of State on July 12, 1995, as further amended by the Certificate of Merger, dated May 11, 1998, as filed in the office of the Secretary of State on May 11, 1998, as further amended by the Amendment to the Certificate of Limited Partnership of GPLC, dated September 21, 2004, as filed in the office of the Secretary of State on September 24, 2004, as further amended by the Amendment to the Certificate of Limited Partnership of GPLC, dated September 24, 2010, as filed in the office of the Secretary of State on September 24, 2010, as further amended by the Amendment to the Certificate of Limited Partnership of GPLC, dated September 28, 2010, as filed in the office of the Secretary of State on September 28, 2010, as further amended by the Amendment to the Certificate of Limited Partnership of GPLC, dated February 7, 2011, as filed in the office of the Secretary of State on February 1, 2011, as amended and restated by the Amended and Restated Certificate of Limited Partnership of GPLC, dated as of September 6, 2011, as filed in the office of the Secretary of State on September 6, 2011, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GPLC, as filed in the office of the Secretary of State on May 7, 2012.

Schedule G

Partnership Agreements

1. The Agreement of Limited Partnership of GPCLP, dated as of September 20, 1994, entered into by Graham Recycling Corporation, a Pennsylvania corporation, as general partner, and GPHC, as limited partner, as amended and restated by the Amended and Restated Agreement of Limited Partnership of GPCLP, dated as of February 2, 1998, entered into by GPC Opco GP LLC, a Delaware limited liability company (“Opco”), as general partner, and GPHC, as limited partner, and as amended by Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of GPCLP, dated as of September 6, 2011, entered into by Opco, as general partner, and GPHC, as limited partner.

2. The Fourth Amended and Restated Agreement of Limited Partnership of GPLC, dated as of February 1, 2004, entered into by Liquid Container Inc., a Delaware corporation, CPG-L Holdings Inc., a Delaware corporation, and WCK-L Holdings, Inc., a Delaware corporation, as general partners, and the persons designated on Exhibit A attached thereto, as limited partners, as amended and restated by the Fifth Amended and Restated Agreement of Limited Partnership of GPLC, dated as of September 6, 2011, entered into by Graham Packaging GP Acquisition LLC, a Delaware limited liability company, as general partner, and LP Acquisition, as limited partner.